Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 5 TO AMENDED AND

RESTATED MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 5 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of February 22, 2019 (this “Amendment”), by and among PARLEX 15 FINCO, LLC, a Delaware limited liability company, (“Master Seller”), on behalf of itself and each Series Seller, and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a branch of a foreign banking institution (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Master Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of February 9, 2017 which amended and restated that certain Master Repurchase Agreement, dated as of August 2, 2016, by and between Master Seller and Buyer, as amended by Amendment No. 1 to Master Repurchase Agreement and Guaranty, dated as of March 24, 2017, as further amended by Amendment No. 2 to Amended and Restated Master Repurchase Agreement and Omnibus Amendment to Confirmations, dated as of October 17, 2017, as further amended by Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of October 30, 2018, and as further amended by Amendment No. 4 to Amended and Restated Master Repurchase Agreement, dated as of November 20, 2018 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Master Seller and Buyer have agreed to further amend certain provisions of the Repurchase Agreement in the manner set forth herein, and Guarantor hereby agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Seller, Buyer and Guarantor hereby agree as follows:

SECTION 1. Repurchase Agreement Amendments. Master Seller and Buyer agree as follows with respect to the Repurchase Agreement:

The definition of “Maximum Amount,” as set forth in Section 2(a) of the Repurchase Agreement is hereby amended by replacing the dollar figure “$1,100,000,000” set forth therein with the dollar figure “$1,160,000,000”.

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date hereof (the “Amendment Effective Date”) provided that this Amendment is duly executed and delivered by a duly authorized officer of each of Master Seller, Buyer and Guarantor.

SECTION 3. Representations. Warranties and Covenants. Seller hereby represents and warrants to Buyer, as of the date hereof, that (i) it is in full compliance with all of the terms and provisions set forth in each Transaction Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Transaction Document to which it is a party.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Master Seller and Buyer and Guarantor agrees that it continues to be bound by the Guaranty notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the execution of this Amendment, each (x) reference therein and herein to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof’, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Transaction Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference the Repurchase Agreement as amended by this Amendment.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Expenses. Seller agrees to pay and reimburse Buyer for all reasonable out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment in accordance with the Repurchase Agreement.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MASTER SELLER:

PARLEX 15 FINCO, LLC, a Delaware limited liability company

By:	/s/ Thomas C. Ruffing
	Name:	Thomas C. Ruffing
	Title:	Managing Director, Head of Asset Management

ACKNOWLEDGED AND AGREED:

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Thomas C. Ruffing
	Name:	Thomas C. Ruffing
	Title:	Managing Director, Head of Asset Management

[Signature Page to Amendment No. 5 to Amended and Restated Master Repurchase Agreement]

BUYER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

By:	/s/ Thomas Rugg
	Name:	Thomas Rugg
	Title:	Managing Director

By:	/s/ Murray Mackinnon
	Name:	Murray Mackinnon
	Title:	Director

[Signature Page to Amendment No. 5 to Amended and Restated Master Repurchase Agreement]